                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         The undersigned hereby appoints Joseph W. Luter, III, Richard J. M. Poulson, Daniel G. Stevens or Michael H. Cole (each with full power to act alone), as his true and lawful attorneys-in-fact, and grants unto said attorneys the authority in their name and on their behalf to execute and file (individually and in the capacities stated below) any documents relating to the registration by Smithfield Foods, Inc. (the "Company") of $300,000,000 senior debt securities of the Company, under the federal and/or state securities laws, including the Company's Registration Statement on Form S-4 and any and all amendments or supplements thereto (including post-effective amendments under Rule 462(b) or otherwise), with all exhibits and documents required to be filed in connection therewith. The undersigned further grants unto said attorneys, and each of them, full power and authority to perform each and every act necessary in order to accomplish the foregoing registration as fully as he himself might do.

         IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 30TH day of November, 2001.


              Name                                                       Title
              ----                                                       -----

By: /S/ JOSEPH W. LUTER, III                        Chairman of the Board, Chief Executive
    ------------------------                        Officer and Director
Joseph W. Luter, III

By:                                                 Vice President and
    ------------------------                        Chief Financial Officer
Daniel G. Stevens

By:                                                 Corporate Controller
    ------------------------
Jeffrey A. Deel

By: /S/ ROBERT L. BURRUS, JR.                       Director
    ------------------------
Robert L. Burrus, Jr.

By: /S/ CAROL T. CRAWFORD                           Director
    ------------------------
Carol T. Crawford

By: /S/ RAY A. GOLDBERG                             Director
    ------------------------
Ray A. Goldberg

By:                                                 Director
    ------------------------
George E. Hamilton, Jr.

By: /S/ WENDELL H. MURPHY                           Director
    ------------------------
Wendell H. Murphy

By:                                                 Director
    ------------------------
William H. Prestage

By: /S/ JOHN SCHWIETERS                             Director
    ------------------------
John Schwieters

By: /S/ MELVIN O. WRIGHT                            Director
    ------------------------
Melvin O. Wright